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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18, 1998


                          DOW JONES & COMPANY, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                     1-7564                  13-5034940
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
 of incorporation)                                       Identification No.)

200 Liberty Street, New York, New York                              10281
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 416-2000

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Item 5.  Other Events

Attached as an exhibit is a copy of a press release that the company issued March 17, 1998. This press release contains forward-looking statements that reflect the company's current expectations or beliefs concerning future results and events. The words "expects," "intends," "believes," "anticipates," "likely," "will," and similar expressions identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties which could cause actual results and events to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, the inability to consummate the sale of Dow Jones Markets, for any reason, including the failure to obtain any necessary regulatory approval; and such other risk factors as may have been or may be included from time to time in the company's reports filed with the Securities and Exchange Commission.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Report:

Exhibit Number                       Description

99                                   Press Release dated March 17, 1998

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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DOW JONES & COMPANY, INC.


Dated:  March 18, 1998                     By:       Thomas G. Hetzel
                                                        Comptroller
                                                (Chief Accounting Officer)